                                                                    EXHIBIT 99.2

                                     [COVER]

                                SCHLEICHER & Co.
                                  INTERNATIONAL
                               AKTIENGESELLSCHAFT

                              THE SHREDDER COMPANY

                                 BUSINESS REPORT
                               SHORT FISCAL YEAR
                       APRIL 1, 2002 - DECEMBER 31, 2002

CONSOLIDATED BALANCE SHEET AND BALANCE SHEET
FOR SCHLEICHER & CO. INTERNATIONAL AG AS PER DECEMBER 31, 2002

                                                                                         EURO IN THOUSANDS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    CONSOLIDATED                                SI AG
-----------------------------------------------------------------------------------------------------------------------------------
                    ASSETS                      Annex    December, 31 2002    March 31, 2002    December, 31 2002    March 31, 2002
-----------------------------------------------------------------------------------------------------------------------------------
FIXED ASSETS                                     (1)
         Intangible assets                                         91                  98                 77                  78
         Tangible assets                                        4.025               4.284              3.572               3.704
         Financial assets                                         248                  44              5.122               4.867
-----------------------------------------------------------------------------------------------------------------------------------
                                                                4.364               4.426              8.771               8.649

CURRENT ASSETS
         INVENTORIES                             (2)           10.080              10.297              3.623               3.685
         RECEIVABLES AND OTHER ASSETS            (3)
                  Trade receivables                             8.651               9.640              2.682               2.967
                  Other receivables and assets                    862                 975              2.911               2.046
-----------------------------------------------------------------------------------------------------------------------------------
                                                                9.513              10.615              5.593               5.013

         MEANS OF PAYMENT                        (4)            1.005                 356                 43                  33
DEFERRED TAXES                                   (5)              606                 673                 --                  --
PREPAID EXPENSES                                 (6)              145                 178                 89                  55
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                   25.713              26.545             18.119              17.435

-----------------------------------------------------------------------------------------------------------------------------------
           EQUITY AND LIABILITIES                   Annex   December, 31 2002   March 31, 2002   December, 31 2002   March 31, 2002
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY                                               (7)
     Subscribed capital
     Ordinary shares (31 March 2002 = 2.800.000/
     31 December 2002 = 2.866.000 voting rights)                    7.327              7.158             7.327              7.158
     Net accumulated losses                                    -    2.013         -    1.080        -    2.532         -    1.790
     Balancing item currency conversion                        -       10                874                --                 --
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    5.304              6.952             4.795              5.368

ACCRUALS                                             (8)
     Accruals for pensions                                            856                853               856                853
     Other accruals                                                 1.353              1.254               816                760
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    2.209              2.106             1.672              1.613

LIABILITIES                                          (9)           18.195             17.483            11.652             10.454
DEFERRED INCOME                                     (10)                5                  3                --                 --
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL EQUITY AND LIABILITIES                                       25.713             26.545            18.119             17.435

CONSOLIDATED INCOME STATEMENT AND INCOME STATEMENT FOR SCHLEICHER & CO. INTERNATIONAL AG FOR THE SHORT FISCAL YEAR FROM APRIL 1, 2002 TO DECEMBER 31, 2002

                                                                             EURO IN THOUSANDS
-----------------------------------------------------------------------------------------------------------------------------
                                                                CONSOLIDATED                              SI AG
-----------------------------------------------------------------------------------------------------------------------------
                                             Annex    December, 31 2002   March 31, 2002   December, 31 2002   March 31, 2002
-----------------------------------------------------------------------------------------------------------------------------
SALES                                        (11)          32.265             46.835              17.078             23.716
         Inventory increase/decrease                           25           -    628                  75         -      193
         Other operating income              (12)             508              1.188                 514                397
         Cost of materials                   (13)       -  17.692           - 25.511          -   10.006         -   13.663
         Personnel expenses                  (14)       -   8.045           - 10.829          -    4.396         -    5.649
         Depreciation on intangible
         fixed assets and
         tangible assets                     (15)       -     492           -    934          -      351         -      576
         Other operating expenses            (16)       -   6.648           -  9.465          -    3.041         -    3.903
         Amortization of financial assets                      --           -     40                  --         -      235
         Interest                            (17)       -     808           -  1.125          -      603         -      787
-----------------------------------------------------------------------------------------------------------------------------
RESULTS FROM ORDINARY ACTIVITIES                        -     887           -    509          -      730         -      893
         Taxes on income                                       52                233                  --                 --
         Other taxes                                    -      98           -    136          -       12         -       16
-----------------------------------------------------------------------------------------------------------------------------
NET LOSS                                                -     933           -    412          -      742         -      909

   APPROPRIATION OF RETAINED PROFITS            December, 31 2002    March 31, 2002    December, 31 2002   March 31, 2002
-------------------------------------------------------------------------------------------------------------------------
NET LOSS                                            -     933           -    412          -      742          -    909
         Retained profits brought forward           -   1.080           -    798          -    1.790          -    881
         Releases from capital reserve                     --                130                  --                --
-------------------------------------------------------------------------------------------------------------------------
NET ACCUMULATED LOSSES                              -   2.013           -  1.080          -    2.532          -  1.790

                DETERMINATION TO EBITDA

                                                 December, 31 2002   March 31, 2002   December, 31 2002   March 31, 2002
------------------------------------------------------------------------------------------------------------------------
RESULTS FROM ORDINARY ACTIVITIES                     -     887           -   509            -    730          -  893
         Interest                                          808             1.125                 603             787
         Amortization of financial assets                   --                40                 --              235
------------------------------------------------------------------------------------------------------------------------
EBIT                                                 -      79               656            -    127             129
         Depreciation on intangible
         fixed assets and
         tangible assets                                   492               934                 351             576
------------------------------------------------------------------------------------------------------------------------
EBITDA                                                     413             1.590                 224             705

FUNDS STATEMENT AND SEGMENT REPORT
FOR THE SHORT FISCAL YEAR FROM APRIL 1, 2002 TO DECEMBER 31, 2002

                    FUNDS STATEMENT                                          EURO IN THOUSANDS
-------------------------------------------------------------------------------------------------------------
                                                                  CONSOLIDATED                   SI AG
                                                             ------------------------------------------------
                                                             31/12/2002     2001/02    31/12/2002     2001/02
                                                             ------------------------------------------------
         Deficit (-) / Surplus for the year                   -    933      -  412      -    742       -  909
         Depreciation on fixed assets                              492         974           351          811
         Deduction (-) / addition to reserves                      102      -  394            59          117
         Other income affecting payment (-)                         67      -  560             0            0
         Profit (-) / loss from the sale of fixed assets      -      4      -    1      -      5       -    3
         Deduction / addition (-) to inventories,
         trade debtors and other assets                          1.352       2.920      -    552        1.372
         Addition to trade creditors
         and other liabilities                                     714      -2.080         1.198       -1.108
-------------------------------------------------------------------------------------------------------------
INFLOW OF FUNDS FROM OPERATING ACTIVITIES                        1.790         447           309          280
         Inward payments from the sale of
         fixed assets                                               12           3            10            8
         Outward payments for investment in
         intangible assets and fixed assets                   -    286      -  394      -    223       -  245
         Outward payments for
         financial investments                                -    204      -   18      -    255       -   18
-------------------------------------------------------------------------------------------------------------
OUTFLOW OF FUNDS FROM INVESTMENT ACTIVITY                     -    478      -  409      -    468       -  255
         Inward payments from the taking out of loans              169          --           169           --
         Inflows from
         assumption of loans                                         0           0             0            0
-------------------------------------------------------------------------------------------------------------
INFLOW OF FUNDS FROM FINANCING ACTIVITY                            169           0           169            0
         CHANGES TO THE LEVEL OF FUNDS                           1.481          38            10           25
         Currency-related value changes                       -    832          82             0            0
         Level of funds at the start of the period                 356         236            33            8
-------------------------------------------------------------------------------------------------------------
LEVEL OF FUNDS AT THE END OF THE PERIOD                          1.005         356            43           33

SEGMENT REPORT AS PER ART. 297 SECTION 1 POINT 2 HGB

                                                    SHREDDERS        OTHER OFFICE PRODUCTS             TOTAL
            DIVISION                          31/12/2002   2001/02   31/12/2002    2001/02     31/12/2002    2001/02
---------------------------------------------------------------------------------------------------------------------
Sales revenues (external sales)      T(euro)    23.430      33.839     8.835        12.996       32.265       46.835
Sales                                   %         72,6        72,3      27,4          27,7          100          100
EBITDA*                              T(euro)       252       1.444       161           146          413        1.590
Fixed assets                         T(euro)     4.275       4.316        89           110        4.364        4.426
Investments                          T(euro)       478         402        12            10          490          412
Depreciation                         T(euro)       459         896        33            38          492          934
Workforce on average for the year                  214         211        35            38          249          249

*EBITDA = Earnings before interest, taxes, depreciation and amortization

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS AND TO FINANCIAL STATEMENTS OF SCHLEICHER & CO. INTERNATIONAL AG FOR THE SHORT FISCAL YEAR FROM APRIL 1, 2002 TO DECEMBER 31, 2002

I. PRINCIPLES OF ACCOUNTING

The consolidated annual statements and the consolidated status report as well as the annual statements and the status report of SCHLEICHER & Co. INTERNATIONAL AKTIENGESELLSCHAFT (referred to in the following as SI AG) for the truncated financial year ending December 31, 2002 (April 1, 2002 to December 31, 2002) were drawn up on the basis of the accounting regulations of the German Commercial Code and the supplementary stipulations of the Stock Corporation Act.

The consolidated and SI AG income statements were drawn up on the basis of the total expenditure method.

In the balance sheets and income statements, items have been grouped together. These are broken down in the Notes.

The consolidated annual statements and the SI AG annual statements are drawn up in THOUSANDS OF EURO. The indications made in the Notes are also in THOUSANDS OF EURO, unless otherwise indicated.

II. SCOPE OF CONSOLIDATION

The consolidated annual statement encompasses SI AG and one domestic as well as five foreign subsidiaries which are under the uniform direction of SI AG. SI AG disposes directly of all the voting rights of the consolidated companies.

III. CURRENCY TRANSLATION

In the annual statements of SI AG, receivables in foreign currencies are posted at the middle exchange rate on the balance sheet date. Translation of the annual statements of the foreign subsidiaries drawn up in local currency into euro takes place in the balance sheet at the middle exchange rate on the balance sheet date.

Shareholders' equity is shown at historical values. The clearing accounts for receivables and payable are posted in euro. The items of the income statement are posted at the middle exchange rates of the relevant annual average rates. The results for the year are converted at the middle exchange rates on the balance sheet date.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS AND TO FINANCIAL STATEMENTS OF SCHLEICHER & CO. INTERNATIONAL AG FOR THE SHORT FISCAL YEAR FROM APRIL 1, 2002 TO DECEMBER 31, 2002

Differences from the translation of balance sheet items are shown in the position Balancing items currency translation. Differences arising from the translation of items of the income statement are shown under other operating expenses and do not impact earnings.

IV. PRINCIPLES OF CONSOLDIATION

In the capital consolidation, the acquisition costs of shares in subsidiaries are offset against the book value of the equity share allocated to these shares in accordance with Article 301 Section 1 point 1 German Commercial Code at the time of their acquisition or at the time of initial consolidation. In accordance with Article 309 section 1 point 3 German Commercial Code differences have been offset against reserves. Receivables and payables between the Group companies have been offset.

During the course of intercompany elimination, internal sales are offset against the corresponding expenses or recategorized as changes to inventory changes. Other income from services between consolidated companies are offset against the relevant expenditure of the consolidated companies. In the consolidated income statement expenditure and income of the subsidiaries replace the investment earnings.

V. PRINCIPLES OF ACCOUNTING AND VALUATION

The annual financial statements of Group companies included in the consolidation have been audited by independent auditors and received an unqualified audit opinion. The account allocation and accounting regulations binding upon all the subsidiaries secures a uniform method of valuation throughout the Group. Valuation takes place in accordance with the following principles.

Intangible assets are capitalized at their acquisition cost. Depreciation takes place on a straight-line basis.

Fixed assets are carried at acquisition cost, less scheduled straight-line depreciation determined according to the anticipated useful life. Additions to moveable fixed assets during the first six months of the year are subject to full depreciation, additions in the second half of the year to half the annual rate of depreciation. Low-value items are fully written off in the year of acquisition.

Non-scheduled depreciation generally takes place when the value of the item determined according to the above principles exceeds the value attributable to it on the closing date on a sustained basis. In the 2002 financial year, there were no cases of non-scheduled depreciation. Shares in Group companies and participations are shown at the lower of acquisition cost or market. Loans are carried at the nominal amount.

Raw materials and supplies, consumables and advance payments are shown at the lower of acquisition cost or current value. Work in progress and finished goods are valued at manufacturing cost. This includes production material, material overheads, production labor costs, production overheads and administrative overheads, where these may be capitalized in accordance with commercial law. Appropriate consideration is given to inventory risks in the consolidated balance sheet with relevant deductions.

Inventories resulting from deliveries between Group companies are carried in the consolidated balance sheet at Group manufacturing costs, with inter-group profits being eliminated. Group manufacturing costs are calculated in line with the valuation principles at SI AG. Receivables and other assets are valued taking into account all recognizable risks. Sufficient value adjustments have been made to cover general risks on receivables.

Due to the loss situation, the consolidated annual financial statements for the year ending December 31, 2002 do not contain accruals and deferrals from the interim results for future tax relief.

Provisions for pensions are assessed in accordance on the basis of the 1998 mortality tables using an interest rate of 6%.

All identifiable risks have been taken into account in assessing other provisions which have been established at a level deemed necessary according to reasonable business judgment.

Liabilities are valued at nominal value.

VI. NOTES ON THE BALANCE SHEET AND INCOME STATEMENT

(1) FIXED ASSETS

The items grouped in the consolidated and the SI AG balance sheets are broken down in detail in the following.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS AND TO FINANCIAL STATEMENTS OF SCHLEICHER & CO. INTERNATIONAL AG FOR THE SHORT FISCAL YEAR FROM APRIL 1, 2002 TO DECEMBER 31, 2002

DEVELOPMENT OF CONSOLIDATED FIXED ASSETS

                                     Procure-    Exchange                                                  Book     Book     Depre-
                                      ment/        rate    Additions  A    Deductions  D      Accumu-      value    value   ciation
                                  Manufacturing    diff-     Book-            Book-            lated      31/12/   31/03/  financial
                                      costs       erence   transfer   T     transfer   T    depreciation   2002     2002     year
------------------------------------------------------------------------------------------------------------------------------------
INTANGIBLE ASSETS
Patents and trademarks                 1.197        --        --               44      D       1.153          --       --       --
Software and similar rights            1.258     -  21        37      A         4      D       1.201          69       89       56
Payments on account                        9        --        13      A        --                 --          22        9       --
------------------------------------------------------------------------------------------------------------------------------------
                                       2.464     -  21        50      A        48      D       2.354          91       98       56

TANGIBLE ASSETS
Land and leasehold rights
and buildings, including
buildings on third-
party land                             5.231     -  40        10      A        --              1.923       3.278    3.376       96
Technical plant
and machinery                            117        --        --               --                115           2        2       --
Other fixtures,                        8.606     - 218       226      A       172      D       7.719         745      884      340
tools and equipment                                           22      T
Payments on account and tangible
assets in course of construction          22        --        --               22      D          --          --       22       --
------------------------------------------------------------------------------------------------------------------------------------
                                      13.976     - 258       236      A       172      D       9.757       4.025    4.284      436
                                                              22      T        22      T
FINANCIAL ASSETS
Shares in affiliated
undertakings                           1.877        --        --               --              1.877          --       --       --
Investments                               78        --       204      A        --                 34         248       44       --
Other loans                                7        --        --               --                  7          --       --       --
------------------------------------------------------------------------------------------------------------------------------------
                                       1.962        --       204      A        --              1.918         248       44       --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                 18.402     - 279       490      A       220      D      14.029       4.364    4.426      492
                                                              22      T        22      T

DEVELOPMENT OF SI AG FIXED ASSETS

                                    Procurement                                                        Book     Book    Depreci-
                                      manufac-     Additions   A     Deductions  D       Accumu-       value    value     ation
                                      turing         Book-             Book-              lated       31/03/   31/03/   financial
                                       costs       transfer    T      transfer   T     depreciation    2002     2001      year
---------------------------------------------------------------------------------------------------------------------------------
INTANGIBLE ASSETS
Patents and trademarks                 1.197          --                44       D        1.153          --       --        --
Software and similar rights            1.114          37       A         4       D        1.091          56       69        50
Payments on account                        9          12       A        --                   --          21        9        --
---------------------------------------------------------------------------------------------------------------------------------
                                       2.320          49       A        48       D        2.244          77       78        50

TANGIBLE ASSETS
Land and leasehold rights
and buildings, including
buildings on third-
party land                             4.877          --                --                1.711       3.166    3.254        88
Technical plant
and machinery                            117          --                --                  115           2        2        --
Other fixtures,                        6.474         152       A       137       D        6.107         404      426       213
tools and equipment                                   22       T
Payments on account and tangible
assets in course of construction          22          --                22       T           --          --       22        --
---------------------------------------------------------------------------------------------------------------------------------
                                      11.490         152       A       137       D        7.933       3.572    3.704       301
                                                      22       T        22       T

FINANCIAL ASSETS
Shares in affiliated
undertakings                           6.902          51       A        --                2.079       4.874    4.823        --
Investments                               78         204       A        --                   34         248       44        --
---------------------------------------------------------------------------------------------------------------------------------
                                       6.980         255       A        --                2.113       5.122    4.867        --
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                 20.790         456       A       185       D       12.290       8.771    8.649       351
                                                      22       T        22       T

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS AND TO FINANCIAL STATEMENTS OF SCHLEICHER & CO. INTERNATIONAL AG FOR THE SHORT FISCAL YEAR FROM APRIL 1, 2002 TO DECEMBER 31, 2002

BREAKDOWN OF INVESTMENT HOLDINGS

                                                              SI AG
                                                             holding             Equity          Net profit
                                                               %               capital(2)      for the year(2)
--------------------------------------------------------------------------------------------------------------
SHARES IN AFFILIATED UNDERTAKINGS
SCHLEICHER & Co. of AMERICA, Inc.,
Sanford / USA (1) (consolidated)
   holding 100% of shares in OLYMPIA BUSINESS
   SYSTEMS INC., Sanford / USA, (1)                            100              4.023               38
SCHLEICHER & Co. INTERNATIONAL Ltd.,
Crawley / Great Britain (1)                                    100                405            - 295
SCHLEICHER & Co. Ges.m.b.H.,
Vienna / Austria (1)                                           100               - 37                0
SCHLEICHER INTERNATIONAL S.A.R.L.,
Champs-sur-Marne / France (1)                                  100              1.313               10
TAROS Trading GmbH,
Markdorf / Germany (1)                                         100                  8                2
HOLDINGS
OSL Office Systems Ltd.,
Hong Kong                                                        5                465(3)            72(3)
SCHLEICHER INDIA Ltd.,
Neu Delhi / India                                               48(5)             193(4)            16(4)
EKVITA spol. s r.o.,
Trutnov / Czech Republic                                        22                818               55
Gerd DAHLE Office Systems GmbH,
Breitengu(beta)bach / Germany                                   40                 --(6)            --(6)

(1) These companies were consolidated with SI AG in the consolidated financial statements

(2) Conversion into thousand euro was done at the rate on December 31, 2002.

(3) For the financial year ending December 31, 2000.

(4) For the financial year ending December 31, 2002.

(5) After final approval by the Indian government.

(6) Annual financial statements to December 31, 2002 were not available when the audit was completed.

(2) INVENTORIES

                                                     CONSOLIDATED                           SI AG
-----------------------------------------------------------------------------------------------------------
                                               31/12/02         31/03/02          31/12/02         31/03/02
-----------------------------------------------------------------------------------------------------------
Raw materials and supplies                       2.521            2.801             1.682           1.733
Work in progress                                   523              575               306             299
Finished products and goods for resale           6.212            6.469             1.416           1.480
Payments on account                                824              452               219             173
-----------------------------------------------------------------------------------------------------------
TOTAL                                           10.080           10.297             3.623           3.685

(3) ACCCOUNTS RECEIVEABLE AND OTHER ASSETS

                                                     CONSOLIDATED                         SI AG
--------------------------------------------------------------------------------------------------------
                                             31/12/02           31/03/02          31/12/02      31/03/02
--------------------------------------------------------------------------------------------------------
Trade
debtors                                       8.651               9.640             2.682        2.967
Due from affiliated
companies                                        --                  --             2.475        1.658
Due to undertakings
with which the company is linked
by virtue of participation                      124                  65               124           65
Other assets                                    738                 910               312          323
--------------------------------------------------------------------------------------------------------
TOTAL                                         9.513              10.615             5.593        5.013

Amounts due from Group companies and amounts due from participating interests include trade receivables of 1,712 (previous year 958). The main items in other current assets are tax rebates, creditor positions and receivables from employees from travel advances. Other Group current assets include 56 positions with a remaining term of more than one year (previous year 37); other current assets in SI AG include 17 positions with a remaining term of more than one year (previous year 0).

(4) CASH

Cash includes cash in hand, deposits with the Deutsche Bundesbank, postal giro balances and deposits with commercial banks.

(5) DEFERRED POSITION FOR FUTURE TAX RELIEF

Group deferred taxes on the asset side have been taken from the consolidated balance sheets of the USA and UK subsidiaries. This position also includes deferred taxes on the loss carryforward.

(6) PREPAID EXPENSES

Prepaid expenses include payments made prior to the balance sheet date, where these represent expenses incurred for a certain period following the balance sheet date.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS AND TO FINANCIAL STATEMENTS OF SCHLEICHER & CO. INTERNATIONAL AG FOR THE SHORT FISCAL YEAR FROM APRIL 1, 2002 TO DECEMBER 31, 2002

(7) SHAREHOLDERS' EQUITY

The subscribed capital contains the share capital of EUR 7,327,046.34.

The share capital is divided into 2,866,000 no-par ordinary bearer shares. Each share represents a portion of the subscribed capital of approx. EUR 2.56.

The following changes have taken place in the consolidated equity in thousand
EURO:

                                                            Consolidation     Change in
                                              Deficit for      goodwill       currency
                               Status          the year        Austria       conversion      Status
                              31/12/02           2002            2002           2002        31/03/02
----------------------------------------------------------------------------------------------------
Share capital                   7.327               --           169               --         7.158
Capital reserve                    --               --            --               --            --
Balance sheet loss             -2.013           -  933            --               --        -1.080
Balencing items
Currency conversion            -   10               --            --           -  884           874
----------------------------------------------------------------------------------------------------
TOTAL                           5.304           -  933           169           -  884         6.952

As of December 31, 2002 there is valid, authorized capital totaling EURO 3,256,695.61.

(8) PROVISIONS

There are pension obligations totaling 856 (previous year 853).

Other provisions relate largely to vacation salaries, vacation allowances, Christmas bonuses, flexitime, special remuneration/bonus payments, employer liability premiums, commission payments, warranty claims, costs for the annual financial statements and outstanding invoices for services already performed.

(9) LIABILITIES

                                                    CONSOLIDATED                             SI AG
----------------------------------------------------------------------------------------------------------------
                                        Remaining                             Remaining
                                           term                                  term
                                       up to 1 year   31/12/02   31/03/02    up to 1 year   31/12/02    31/03/02
----------------------------------------------------------------------------------------------------------------
Amounts due to                            10.786       10.899     10.828        8.571         8.582       8.458
banks                                    (10.646)                              (8.458)
Trade                                      4.969        4.969      4.163        2.279         2.279       1.206
creditors                                 (4.163)                              (1.206)
Amounts due to                                --           --         --          345           345         490
affiliated companies                         (--)                                (490)
Amounts due                                  146          146         --          146           146          --
to group companies                           (--)                                 (--)
Amounts due                                  432          432        570           62            62          59
from taxes                                  (570)                                 (59)
Liabilities within the                       420          420        460          128           128         157
framework of social security                (460)                                (157)
Other liabilities                          1.329        1.329      1.462          110           110          84
                                          (1.462)                                 (84)
----------------------------------------------------------------------------------------------------------------
TOTAL                                     18.082       18.195     17.483       11.641        11.652      10.454
                                         (17.301)                             (10.454)

Of the amounts due to banks and notes payable for SI AG and in the Group a total of 6,136 (previous year 6,136) are secured by liens on real estate, and for the Group 4,171 (previous year 4,358) and for SI AG 2,447 (previous year 2,322) are secured by the assignment of claims, the assignment of goods by way of security and the transfer of brands.

SI AG has credit lines at Deutsche Bank, Hypo-Vereinsbank and Dresdner Bank totaling EUR 10.4 million, of which SI AG is able to transfer certain sums to the subsidiary in the UK. As of December 31, 2002, EUR 10.1 million of these credit lines were utilized.

In addition, Deutsche Bank granted a credit line of EUR 0.5 million to TAROS Trading GmbH, of which EUR 0.4 million was utilized as of December 31, 2002.

Trade payable at SI AG includes 2 to Group companies (previous year 12).

(10) DEFERRED INCOME

The deferred income items include revenues received prior to the balance sheet date where these represent income applicable to a certain period after this date.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS AND TO FINANCIAL STATEMENTS OF SCHLEICHER & CO. INTERNATIONAL AG FOR THE SHORT FISCAL YEAR FROM APRIL 1, 2002 TO DECEMBER 31, 2002

(11) SALES REVENUES (Section 285 Art. 4 HGB)

                                                        CONSOLIDATED                              SI AG
----------------------------------------------------------------------------------------------------------------------
                                            31/12/2002      %     2001/02      %    31/12/2002    %     2001/02     %
----------------------------------------------------------------------------------------------------------------------
ACCORDING TO TYPES OF REVENUE
Data shredders, parts,
accessories and after-sales                    23.430       73    33.839       72     17.078     100    23.716     100
Other office and
communication products,
accessories and after-sales                     8.835       27    12.996       28         --                --
----------------------------------------------------------------------------------------------------------------------
TOTAL                                          32.265      100    46.835      100     17.078     100    23.716     100

ACCORDING TO REGIONS
FEDERAL REPUBLIC OF GERMANY                     3.332       10     4.488       10      3.332      20     4.488      19
Europe                                         16.520       51    24.437       52      7.639      45    11.439      48
North America                                   9.405       29    13.268       28      3.098      18     3.147      13
Other countries                                 3.008       10     4.642       10      3.009      17     4.642      20
----------------------------------------------------------------------------------------------------------------------
TOTAL EXPORT REVENUES                          28.933       90    42.347       90     13.746      80    19.228      81
----------------------------------------------------------------------------------------------------------------------
TOTAL                                          32.265      100    46.835      100     17.078     100    23.716     100

(12) OTHER OPERATING INCOME

                                                     CONSOLIDATED              SI AG
-------------------------------------------------------------------------------------------
                                                31/12/2002   2001/02   31/12/2002   2001/02
-------------------------------------------------------------------------------------------
Income from sale of
fixed assets                                         12           7          9          7
Income from the retransfer of
provisions and discount on
accounts receivable                                 207         144        151         38
Licence revenue, affiliated companies                --          --        131        164
Licence revenue, other                                8           2          8          2
Consolidation Austria                                51         155         --         --
Accruals and deferrals Olympia USA                   --         623         --         --
-------------------------------------------------------------------------------------------
SUBTOTAL                                            278         931        299        211
Others                                              230         257        215        186
-------------------------------------------------------------------------------------------
TOTAL                                               508       1.188        514        397

Other operating income includes in particular income from currency translation, damages, vehicle utilization, canteen sales to employees and rents.

(13) COST OF MATERIALS

The cost of materials includes all purchases of raw materials, consumables and supplies, purchased materials and other changes to the finished goods and work in progress, cash discounts, bonuses, as well as energy costs and expenses for the external processing of materials.

(14) PERSONNEL EXPENSES

                                                     CONSOLIDATED              SI AG
-------------------------------------------------------------------------------------------
                                                31/12/2002   2001/02   31/12/2002   2001/02
-------------------------------------------------------------------------------------------
Wages and salaries                                 6.603      8.682       3.671     4.683
Social security and other
related costs                                      1.309      1.942         647       837
Expenses for old-age
pensions                                             133        205          78       129
of which unrelated to accounting period:             (--)       (32)        (--)      (32)
-------------------------------------------------------------------------------------------
TOTAL                                              8.045     10.829       4.396     5.649

NUMBER OF EMPLOYEES AS AN ANNUAL AVERAGE (Art. 285 Section 7 HGB)

                                                    CONSOLIDATED               SI AG
-------------------------------------------------------------------------------------------
                                                31/12/2002   2001/02   31/12/2002   2001/02
-------------------------------------------------------------------------------------------
Production                                           42         43         28          28
Logistics                                            20         21         16          16
Sales                                               100         98         44          41
Research & Development                               11         10          9           8
Technical service                                    17         18          8           9
Administration                                       46         48         17          20
Trainees                                             13         11         13          11
-------------------------------------------------------------------------------------------
TOTAL                                               249        249        135         133

(15) DEPRECIATION ON TANGIBLE AND INTANGIBLE ASSETS

Schedule depreciation on tangible and intangible assets totals 492 for the Group and 351 for SI AG.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS AND TO FINANCIAL STATEMENTS OF SCHLEICHER & CO. INTERNATIONAL AG FOR THE SHORT FISCAL YEAR FROM APRIL 1, 2002 TO DECEMBER 31, 2002

(16) OTHER OPERATING EXPENSES

The other operating expenses predominantly include rents, leasing, maintenance, expenses for office and communication, freight charges, travel, advertising, consultancy and vehicle fleet costs.

(17) INCOME FROM INTEREST

                                                     CONSOLIDATED              SI AG
-------------------------------------------------------------------------------------------
                                                31/12/2002   2001/02   31/12/2002   2001/02
-------------------------------------------------------------------------------------------
Other interest and similar income                     5           12         23         38
   of which from affiliated companies                --           --         22         29
Interest and similar expenses                     - 813      - 1.137      - 626      - 825
   of which to affiliated companies                  --           --      -  16      -  28
-------------------------------------------------------------------------------------------
TOTAL                                             - 808      - 1.125      - 603      - 787

VII. CONTINGENCIES

                                                   CONSOLIDATED              SI AG
-----------------------------------------------------------------------------------------
                                                31/12/02   31/03/02   31/12/02   31/03/02
-----------------------------------------------------------------------------------------
Notes payable                                     1.380       706          --         --
Guarantees                                            8         8           8          8
Warranty
   of which against affiliated                       --        --       1.724      1.979
   companies                                         --        --       1.724      1.979

VIII. OTHER INFORMATION

1. TOTAL OTHER FINANCIAL OBLIGATIONS

Other financial obligations for the 2003 financial year total 102 for SI AG (previous year 118) and 735 in the Group (previous year 759) from leasing contracts.

2. EXECUTIVE BOARD, SUPERVISORY BOARD AND THEIR REMUNERATION

EXECUTIVE BOARD

Dr. E. Leopold Dieck (Sole member of Board)
    Chairman of the Supervisory Board

    - Brodogradiliste (Shipyard) Punat AG,
      Punat/Croatia

    - Sun Lit Waterproof Insulation
      Engineering Co. Ltd.,
      Beijing/Peoples Republic of China

    - Pfister International AG, Konstanz

      Members of the Supervisory Board

    - Marina Punat AG, Punat/Croatia

    - Aktiv Bau AG, Geldern

    - Sputz AG, Dusseldorf, till June 28, 2002

There is no information on the total remuneration of the Management Board in line with article 285 No. 9a German Commercial Code in line with Article 286 para. 4 German Commercial Code.

Provision for vested pension rights of former Management Board members is 856 (previous year 853). They cover the entire obligation.

Retirement pensions paid to this group of persons amount to 48 (previous year
48).

MEMBERS OF THE SUPERVISORY BOARD

Dietrich Walther (Chairman)
    Chairman of the Supervisory Board

    - Gold Zack AG, Mettmann, till April 23, 2002

    - ce Consumer Electronic AG, Munich,
      till June 03, 2002

    Member of the Supervisory Board

    - Porta Systems AG, Porta Westfalica,
      till July 16, 2002

Dipl.-lng. Albert Goldhammer, till October 24, 2002
(Vice Chairman)
    Chairman of Board of Directors

    - SCHLEICHER & Co. of AMERICA, Inc., USA

Charles William Reed, since October 24, 2002
(Vice Chairman)
    Member of Board of Directors

    - ESCALADE, Inc., Evansville/Indiana, USA

Hans Wrieden
    Chairman of the Administrative Board

    - Wilkhahn GmbH & Co., Bad Munder

    - EBS cash.com GmbH, Buchenbeuren

    Member of the Supervisory Board

    - Pako Immobilien AG, Mettmann

    - IFES AG, Potsdam

    - Gold Zack AG, Mettmann

Dr. Klaus Kessler
    Member of the Supervisory Board

    - Kolbenschmidt Pierburg AG, Neckarsulm, till June 05, 2002

Marko Dietenberger (Employees' Representative)

Wilhelm Schwenninger (Employees' Representative)

Remuneration for the Supervisory Boards amounted for the short financial year 2002 in total to 17 (previous year 23) by SI AG and 4 (previous year 7) by the subsidiaries.

PROPOSAL FOR THE APPROPRIATION OF EARNINGS

3. INFORMATION IN LINE WITH ARTICLE 285ff NO. 16, 314 PARA.1 NO. 8 GERMAN COMMERCIAL CODE

Schleicher largely fulfills the recommendations of the Government Commission. Positions in which we deviate from the recommendations do not relate to our Group and to SI AG or cannot be implemented at appropriate expense for a company of our size. The wording of the Declaration of Conformity can be accessed at www.schleicher.de.

PROPOSAL FOR THE APPROPRIATION OF EARNINGS

There is no proposal for the appropriation of earnings.

Markdorf, April 11, 2003

SCHLEICHER & CO. INTERNATIONAL AKTIENGESELLSCHAFT

THE EXECUTIVE BOARD

/s/ DR. E. LEOPOLD DIECK
DR. E. LEOPOLD DIECK

AUDIT CERTIFICATE

AUDIT CERTIFICATE BY THE AUDITING OFFICER

We audited the annual financial statements and the accounts prepared by SCHLEICHER & Co. INTERNATIONAL AKTIENGESELLSCHAFT and the consolidated financial statements drawn up by the company, as well as the company and consolidated status report for the truncated financial year from April 1, 2002 to December 31, 2002.

The preparation of these documents in accordance with the regulations of German commercial law and the supplementary regulations of the articles of association is the responsibility of the company's Board of Management.

Our responsibility is, based on our audit, to express an opinion of the annual financial statements and consolidated annual financial statement drawn up by the company and of the company and Group status report.

We conducted our audit of the annual and consolidated financial statement in accordance with Article 317 of the German Commercial Code, in accordance with the generally accepted standards of the Institute of Sworn Public Auditors in Germany (IDW). These principles require that the audit is planned and performed to obtain reasonable assurance about whether the accounts and annual financial statements of the company and the consolidated financial statement drawn up by the company are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the information provided in the accounts and in the company and consolidated annual financial statements and the company and Group status report. The audit also includes evaluating the annual financial statements of the companies included in the consolidated financial statements, reviewing the definition of the group of consolidated companies, assessing the accounting and consolidating principles used and material assessments and estimates made by the General Management, as well as an appraisal of the overall presentation of the annual and consolidated financial statements and of the company and Group status report. It is our opinion that our audit provides a reasonable basis for our opinion.

Our audit did not result in any objections or exceptions.

It is our opinion that the annual and consolidated financial statements, with due regard to accounting principles, present a true and fair view of the net asset, financial and earnings position of the company and the Group taking into consideration. The Group and company status report provides an overall pertinent presentation of the situation of the company and the Group, and provides a fair description pf any risks related to future development.

Meersburg, April 11, 2003

BODENSEE TREUHAND GMBH
CHARTERED AUDITORS

/s/ Michael Altmann
Dipl.-Vw. Dr. rer. pol. Michael Altmann
               Auditor

/s/ Wendelin J. Bottinger
Dipl.-Kfm. Wendelin J. Bottinger
            Auditor

SCHLEICHER GROUP

SCHLEICHER & CO. INTERNATIONAL AG

Development, production and distribution of products and systems of office equipment.
Capital: 7.327.046,34(euro)

Bergheimer Stra(beta)e 6-12
D-88677 Markdorf / Germany
Tel. +49 (0) 75 44 / 60-0
Fax  +49 (0) 75 44 / 60-108
zentrale@schleicher.de
www.schleicher.de

-  TAROS TRADING GmbH

   Merchandise procurement and marketing
   Share: 100 %, Capital: 1,278,229.70(euro)
   Bergheimer Str. 6-12
   88677 Markdorf / Germany
   Tel. +49(0)75 44 / 60-0
   Fax  +49(0)75 44 / 60-265
   trading@schleicher.de

-  SCHLEICHER & CO. Ges.m.b.H.

   Distribution
   Share: 100 %, Capital: 36,336.42(euro)
   Lembockgasse 49/1/B4-2
   1230 Wien / Austria
   Tel. +43(0)1 / 8 92 36 50
   Fax +43(0)1 / 8 92 36 36
   intimus@netway.at

-  SCHLEICHER INTERNATIONAL S.A.R.L.

   Development, production and distribution
   Share: 100 %, Capital: 1.270.783,30 (euro)
   17, rue Albert Einstein
   77420 Champs-sur-Marne / France
   Tel. +33(0)1 / 70 00 69 00
   Fax +33(0)1 / 70 00 69 24
   contact@schleicher-intimus.com

-  SCHLEICHER & CO. INTERNATIONAL LTD.

   Distribution
   Share: 100 %, Capital:L 300,000
   Unit C2 Fleming Centre, Fleming Way
   Crawley, West Sussex RH10 2NX / Great Britain
   Tel. +44(0)1 / 293 / 44 19 00
   Fax +44(0)1 / 293 / 61 11 55
   enquiries@intimus.co.uk

-  SCHLEICHER INDIA LTD.

   Distribution
   Share: 48 %, Capital: Rupie INR 3,600,000
   108 Deepshikha Building, Rajindra Place
   110008 New Delhi / India
   Tel. +91(0)11 / 5 76 50 57
   Fax +91(0)11 / 5 76 50 56
   schleicher@vsnl.net

-  SCHLEICHER & CO. OF AMERICA, INC.

   Development, production and distribution
   Share: 100 %, Capital: US $ 100,000
   5715 Clyde Rhyne Drive
   Sanford, North Carolina 27330 / USA
   Tel. +1(1)919 / 7 75 73 18
   Fax +1(1)919 / 7 74 87 31
   soa@interpath.com
   www.intimus.com

-  OLYMPIA BUSINESS SYSTEMS, INC.

   Distribution
   Share: 100 %, Capital: US $ 100,000
   SCHLEICHER & Co. of AMERICA, Inc.
   5715 Clyde Rhyne Drive
   Sanford, North Carolina 27330 / USA
   Tel. +1(1)919 / 7 75 73 18
   Fax +1(1)919 / 7 74 87 31
   soa@interpath.com

-  SCHLEICHER & CO. INTERNATIONAL AG BEIJING REPRESENTATIVE OFFICE

   Distribution representation
   D6C, Tower D, Fuhua Mansion, East District
   100027 Beijing / Peoples Republic of China
   Tel. +86(0)10 / 65 54 40 37
   Fax +86(0)10 / 65 54 40 41
   shilehe@public.bta.net.cn

-  SCHLEICHER & CO. INTERNATIONAL AG
   SHANGHAI REPRESENTATIVE OFFICE

   Distribution representation
   Golden Bridge Mansion, 2077 Yanan Xi Lu
   200336 Shanghai / Peoples Republic of China
   Tel. and Fax +86(0)21 / 62 19 29 11
   shilehe@sh163.net

-  EKVITA spol. s r.o.

   Distribution
   Share: 22 %, Capital: CZK 27.851.000
   Nachodska 6
   54103 Trutnov / Czech Republic
   Tel. +42 0499 841133-5
   Fax +42 0499 841136
   info@ekvitatu.cz

-  GERD DAHLE OFFICE SYSTEMS GmbH

   Distribution
   Share: 40 %, Capital: 87.500,00(euro)
   Tannenweg 6
   96149 Breitengu(beta)bach / Germany
   Tel. +49(0)95 44 / 92 20-26
   Fax  +49(0)95 44 / 92 20-34
   info@gerddahle.de
   www.gerddahle.de

[SCHLEICHER MARKEN LOGO]

[INTIMUS(R) LOGO]

[TAROS LOGO]

[PAPER MONSTER LOGO]

[VACUSHRED LOGO]

[SCHLEICHER LOGO]

[SCHLEICHER KOOPERATIONEN LOGO]

[MARTIN YALE LOGO]

[PREMIER(R) LOGO]

[OLYMPIA(R) LOGO]

[PUZER PRO LOGO]

[EKVITA LOGO]

[PRIMA LOGO]

[D.O.S. LOGO]

[BACK COVER]

[SCHLEICHER & CO. INTERNATIONAL AG LOGO]

THE SHREDDER COMPANY

[CERTIFICATION LOGO]

P.O. Box 1420
88672 Markdorf / Germany
Tel. +49 (0) 75 44/60-0
Fax +49 (0) 75 44/60-108
zentrale@schleicher.de
www.schleicher.de